Digital Turbine Reports Fiscal 2025 Second Quarter Financial Results
Second Quarter Revenue Totaled $118.7 Million
Second Quarter GAAP Net Loss of $25.0 Million, or GAAP EPS of ($0.24); Second Quarter Non-GAAP Adjusted Net Income1 of $5.0 Million and Non-GAAP Adjusted EPS1 of $0.05
Second Quarter Non-GAAP Adjusted EBITDA2 Totaled $15.3 Million
Austin, TX – November 6, 2024 – Digital Turbine, Inc. (Nasdaq: APPS) announced financial results for the fiscal second quarter ended September 30, 2024.
Recent Financial Highlights:
•Fiscal second quarter of 2025 revenue totaled $118.7 million, representing an increase of 1% quarter-over-quarter as compared to the fiscal first quarter of 2025, and a decline of 17% year-over-year as compared to the fiscal second quarter of 2024.
•GAAP net loss for the fiscal second quarter of 2025 was $25.0 million, or ($0.24) per share, as compared to GAAP net loss for the fiscal second quarter of 2024 of $161.5 million, or ($1.61) per share, which included a noncash goodwill impairment charge of $147.2 million. Non-GAAP adjusted net income1 for the fiscal second quarter of 2025 was $5.0 million, or $0.05 per share, as compared to Non-GAAP adjusted net income1 of $13.9 million, or $0.13 per share, in the fiscal second quarter of 2024.
•Non-GAAP adjusted EBITDA2 for the fiscal second quarter of 2025 was $15.3 million, representing an increase of 6% quarter-over-quarter as compared to the fiscal first quarter of 2025, and a decline of 45% year-over-year as compared to Non-GAAP adjusted EBITDA2 of $27.7 million in the fiscal second quarter of 2024.
•The Company has initiated a transformation program designed to drive greater efficiency and enhance cash flow generation while accelerating innovation and future growth. The program is underway and is targeted to yield more than $25.0 million in annual cash expense savings.
•The Company announced the acquisition of ONE Store International to create a leading comprehensive and competitive alternative app ecosystem beyond the traditional app store model, offering greater value to app developers, consumers and mobile operators.
“The September quarter results marked our second consecutive quarter of sequential growth,” said Bill Stone, CEO. “While we anticipate continued sequential growth in the current December quarter and a return to year-over-year growth in the March quarter, our outlook for the remainder of fiscal 2025 has been reduced as a result of more significant anticipated headwinds in some of

Digital Turbine Reports Fiscal 2025 Second Quarter Financial Results
November 6, 2024

our legacy businesses. In order to drive greater efficiencies with current operations and enhance cash flow generation while simultaneously accelerating innovation and maintaining our investment is several promising future growth initiatives, we have enacted a strategic transformation project. We expect this transformation project to yield more than $25 million in annual cost savings and position the Company for greater profit and cash flow leverage when top-line growth rates re-accelerate. We remain steadfastly confident in the future of Digital Turbine, but we also recognize that we must execute with greater expediency and efficiency while attacking the enormous market opportunity in front of us. We have a clear plan to achieve this core objective and maximally capitalize on our advantageous foothold position in the newly evolving mobile app marketplace.”
Fiscal 2025 Second Quarter Financial Results
Total revenue for the second quarter of fiscal 2025 was $118.7 million. Total On Device Solutions revenue before intercompany eliminations was $82.4 million. Total App Growth Platform revenue before intercompany eliminations was $37.3 million.

GAAP net loss for the second quarter of fiscal 2025 was $25.0 million, or ($0.24) per share, as compared to GAAP net loss for the second quarter of fiscal 2024 of $161.5 million, or ($1.61) per share.

Non-GAAP adjusted net income1 for the second quarter of fiscal 2025 was $5.0 million, or $0.05 per share, as compared to Non-GAAP adjusted net income1 of $13.9 million, or $0.13 per share, in the second quarter of fiscal 2024.

Non-GAAP adjusted EBITDA2 for the second quarter of fiscal 2025 was $15.3 million, as compared to Non-GAAP adjusted EBITDA2 for the second quarter of fiscal 2024 of $27.7 million.
Business Outlook
Based on information available as of November 6, 2024, the Company currently expects the following for fiscal year 2025:
•Revenue of between $475 million and $485 million
•Non-GAAP adjusted EBITDA2 of between $65 million and $75 million
It is not reasonably practicable to provide a business outlook for GAAP net income because the Company cannot reasonably estimate the changes in stock-based compensation expense, which is directly impacted by changes in the Company’s stock price, or other items that are difficult to predict with precision.
About Digital Turbine, Inc.
Digital Turbine empowers superior mobile consumer experiences and results for the world’s leading telcos, advertisers, and publishers. Its end-to-end platform uniquely simplifies its partners’ abilities to supercharge awareness, acquisition, and monetization – connecting them

Digital Turbine Reports Fiscal 2025 Second Quarter Financial Results
November 6, 2024

with more consumers, in more ways, across more devices. Digital Turbine is headquartered in North America, with offices around the world. For additional information visit www.digitalturbine.com.
Conference Call
Management will host a conference call and webcast today at 6:00 p.m. ET to discuss its fiscal 2025 second quarter financial results and provide operational updates on the business. The conference call will discuss forward guidance and other material information. The call can be accessed online via the webcast link: https:app.webinar.net/pvYVXg0ZeQo. The call can also be accessed by dialing 888-317-6003 in the United States (or 412-317-6061 from international locations) and entering access code 4716696.
A playback will be available through November 13, 2024. The replay can be accessed by dialing 877-344-7529 in the United States or 412-317-0088 from international locations, passcode 9360917. An online webcast will be archived for a period of one year and is available via the Investor Relations section of Digital Turbine’s website.
Use of Non-GAAP Financial Measures
To supplement the Company’s consolidated financial statements presented in accordance with GAAP, Digital Turbine uses non-GAAP measures of certain components of financial performance. These non-GAAP measures include non-GAAP adjusted net income and earnings per share (“EPS”), non-GAAP adjusted EBITDA, non-GAAP free cash flow and non-GAAP gross profit. Reconciliations to the nearest GAAP measures of all non-GAAP measures included in this press release can be found in the tables below.
Non-GAAP measures are provided to enhance investors’ overall understanding of the Company’s current financial performance, prospects for the future and as a means to evaluate period-to-period comparisons. The Company believes that these non-GAAP measures provide meaningful supplemental information regarding financial performance by excluding certain expenses and benefits that may not be indicative of recurring core business operating results. The Company believes the non-GAAP measures that exclude such items when viewed in conjunction with GAAP results and the accompanying reconciliations enhance the comparability of results against prior periods and allow for greater transparency of financial results. The Company believes non-GAAP measures facilitate management’s internal comparison of its financial performance to that of prior periods as well as trend analysis for budgeting and planning purposes. The presentation of non-GAAP measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.
1Non-GAAP adjusted net income and EPS are defined as GAAP net income and EPS adjusted to exclude the effect of stock-based compensation expense, amortization of intangibles, business transformation costs, transaction-related expenses, severance costs, impairment of goodwill, changes in fair value of contingent considerations, and tax adjustments. Readers are cautioned that non-GAAP adjusted net income and EPS should not be construed as an alternative to

Digital Turbine Reports Fiscal 2025 Second Quarter Financial Results
November 6, 2024

comparable GAAP net income figures determined in accordance with U.S. GAAP as an indicator of profitability or performance, which is the most comparable measure under GAAP.
2Non-GAAP adjusted EBITDA is calculated as GAAP net income excluding the following cash and non-cash expenses: stock-based compensation expense, depreciation and amortization, net interest income (expense), net other income (expense), business transformation costs, foreign exchange transaction gains (losses), income tax (benefit) provision, transaction-related expenses, impairment of goodwill, changes in fair value of contingent considerations, and severance costs. Non-GAAP adjusted EBITDA margin is calculated as non-GAAP adjusted EBITDA as a percentage of total revenue. Readers are cautioned that non-GAAP adjusted EBITDA should not be construed as an alternative to net income determined in accordance with U.S. GAAP as an indicator of performance, which is the most comparable measure under GAAP.
3Non-GAAP free cash flow, which is a non-GAAP financial measure, is defined as net cash provided by operating activities (as stated in our Consolidated Statements of Cash Flows), excluding transaction-related expenses, severance costs and business transformation costs, reduced by capital expenditures. Readers are cautioned that free cash flow should not be construed as an alternative to net cash provided by operating activities determined in accordance with U.S. GAAP as an indicator of profitability, performance or liquidity, which is the most comparable measure under GAAP.
4Non-GAAP gross profit is defined as GAAP income from operations adjusted to exclude the effect of product development costs, sales and marketing costs, general and administrative costs, impairment of goodwill, and depreciation of software. Readers are cautioned that non-GAAP gross profit should not be construed as an alternative to income from operations determined in accordance with U.S. GAAP as an indicator of profitability or performance, which is the most comparable measure under GAAP.
Non-GAAP adjusted EBITDA, non-GAAP adjusted net income and EPS, non-GAAP free cash flow and non-GAAP gross profit are used by management as internal measures of profitability and performance. They have been included because the Company believes that the measures are used by certain investors to assess the Company’s financial performance before non-cash charges and certain costs that the Company does not believe are reflective of its underlying business.

Digital Turbine Reports Fiscal 2025 Second Quarter Financial Results
November 6, 2024

Forward-Looking Statements
This news release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this news release that are not statements of historical fact and that concern future results from operations, financial position, economic conditions, product releases and any other statement that may be construed as a prediction of future performance or events, including financial projections and growth in various products are forward-looking statements that speak only as of the date made and which involve known and unknown risks, uncertainties and other factors which may, should one or more of these risks uncertainties or other factors materialize, cause actual results to differ materially from those expressed or implied by such statements. These factors and risks include:
Risks Specific to our Business
•We have a history of net losses
•We have a limited operating history for our current portfolio of assets.
•Growth may place significant demands on our management and our infrastructure.
•Our operations are global in scope, and we face added business, political, regulatory, legal, operational, financial and economic risks as a result of our international operations.
•Our financial results could vary significantly from quarter-to-quarter and are difficult to predict.
•A significant portion of our revenue is derived from a limited number of wireless carriers and customers.
•The risk of impairment of our goodwill.
•The effects of the current and any future general downturns in the U.S. and the global economy, including financial market disruptions.
•Our products, services and systems rely on software that is highly technical, and if it contains errors or viruses, our business could be adversely affected.
•Our business may involve the use, transmission and storage of confidential information and personally identifiable information, and the failure to properly safeguard such information could result in significant reputational harm and monetary damages.
•Our business and reputation could be impacted by information technology system failures and network disruptions
•System security risks and cyber-attacks could disrupt our internal operations or information technology services provided to customers.
•Our business and growth may suffer if we are unable to hire and retain key talent.
•If we are unable to maintain our corporate culture, our business could be harmed.
•If we make future acquisitions, this could require significant management attention and disrupt our business.
•Adverse effects of negative developments affecting the financial services industry, including events or concerns involving liquidity, defaults, or non-performance by financial institutions.
•Entry into new lines of business, and our offering of new products and services, resulting from our investments may result in exposure to new risks.
•Litigation may harm out business.

Digital Turbine Reports Fiscal 2025 Second Quarter Financial Results
November 6, 2024

Risks Related to the Mobile Advertising Industry
•The mobile advertising business is an intensely competitive industry, and we may not be able to compete successfully.
•The markets for our products and services are rapidly evolving and may decline or experience limited growth.
•Our business is dependent on the continued growth in usage of smartphones and other mobile connected devices.
•Wireless technologies are changing rapidly, and we may not be successful in working with these new technologies.
•The complexity of and incompatibilities among mobile devices may require us to use additional resources for the development of our products and services.
•If wireless subscribers do not continue to use their mobile devices to access mobile content and other applications, our business growth and future revenue may be adversely affected.
•A shift of technology platform by wireless carriers and mobile device manufacturers could lengthen the development period for our offerings, increase our costs, and cause our offerings to be published later than anticipated.
•Actual or perceived security vulnerabilities in devices or wireless networks could adversely affect our revenue.
•We may be subject to legal liability associated with providing mobile and online services.
•Risks of public health issues, such as a major epidemic or pandemic.
•Risk related to geopolitical conditions and the global economy, including conflicts, financial markets, and inflation.
•Risk related to the geopolitical relationship between the U.S. and China or changes in China’s economic and regulatory landscape.
Industry Regulatory Risks
•We are subject to rapidly changing and increasingly stringent laws, regulations and contractual requirements related to privacy, data security, and protection of children.
•We are subject to anti-corruption, import/export, government sanction, and similar laws, especially related to our international operations.
•Government regulation of our marketing methods could restrict or prevent our ability to adequately advertise and promote our content, products and services available in certain jurisdictions.
•Regulatory requirements pertaining to the marketing, advertising, and promotion of our products and services.
•Governmental regulation of our marketing methods.
Risks Related to Our Intellectual Property and Potential Liability
•Third parties may obtain and improperly use our intellectual property; and if so, our competitive position may be adversely affected, particularly if we do not, or are unable to, adequately protect our intellectual property rights
•Third parties may sue us for intellectual property infringement, which may prevent or limit our use of the intellectual property and disrupt our business and could require us to pay significant damage awards.

Digital Turbine Reports Fiscal 2025 Second Quarter Financial Results
November 6, 2024

•Our platform contains open source software.
•Indemnity provisions in various agreements potentially expose us to substantial liability for intellectual property infringement, damages caused by malicious software, and other losses.
Risks Relating to Our Common Stock and Capital Structure
•We have secured and unsecured indebtedness, which could limit our financial flexibility.
•To service our debt and fund our other obligations and capital requirements, we will require a significant amount of cash, and our ability to generate cash will depend on many factors beyond our control.
•The market price of our common stock is likely to be highly volatile and subject to wide fluctuations, and you may be unable to resell your shares at or above the current price or the price at which you purchased your shares.
•Risk of not being able to raise capital to grow our business.
•Risk to trading volume of lack of securities or industry analysts research coverage.
•A material weakness in our internal control over financial reporting and disclosure controls and procedures could, if not remediated, result in material misstatements in our financial statements.
•Maintaining and improvising financial controls and being a public company may strain resources.
•Anti-takeover provisions in our charter documents could make an acquisition of our company more difficult.
•Our bylaws designate Delaware as the exclusive forum for certain disputes.
•Other risks described in the risk factors in Item 1A of our latest Annual Report on Form 10-K under the heading “Risk Factors” and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission.
You should not place undue reliance on these forward-looking statements. The Company does not undertake to update forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investor Relations Contact:
Brian Bartholomew
Digital Turbine, Inc.
brian.bartholomew@digitalturbine.com
SOURCE Digital Turbine, Inc.

Digital Turbine Reports Fiscal 2025 Second Quarter Financial Results
November 6, 2024

Digital Turbine, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations and Comprehensive (Loss) Income
(Unaudited)
(in thousands, except share and per share amounts)

	Three months ended September 30,		Six months ended September 30,
	2024	2023	2024	2023
Net revenue	$118,728	$143,259	$236,717	$289,625
Costs of revenue and operating expenses
Revenue share	56,336	68,719	112,145	138,311
Other direct costs of revenue	8,438	9,017	16,228	18,630
Product development	9,433	14,037	20,147	29,837
Sales and marketing	15,887	15,537	32,134	31,114
General and administrative	42,176	41,385	85,693	81,884
Impairment of goodwill	—	147,181	—	147,181
Total costs of revenue and operating expenses	132,270	295,876	266,347	446,957
Loss from operations	(13,542)	(152,617)	(29,630)	(157,332)
Interest and other income (expense), net
Change in fair value of contingent consideration	200	372	200	372
Interest expense, net	(9,232)	(7,844)	(17,482)	(15,234)
Foreign exchange transaction loss	(976)	(2,106)	(158)	(183)
Other income (expense), net	(36)	—	78	244
Total interest and other expense, net	(10,044)	(9,578)	(17,362)	(14,801)
Loss before income taxes	(23,586)	(162,195)	(46,992)	(172,133)
Income tax provision (benefit)	1,400	(713)	3,150	(2,252)
Net loss	(24,986)	(161,482)	(50,142)	(169,881)
Less: net loss attributable to non-controlling interest	—	—	—	(220)
Net loss attributable to Digital Turbine, Inc.	(24,986)	(161,482)	(50,142)	(169,661)
Other comprehensive income (loss)
Foreign currency translation adjustment	2,157	(1,287)	944	(7,394)
Comprehensive loss	(22,829)	(162,769)	(49,198)	(177,275)
Less: comprehensive income attributable to non-controlling interest	—	—	—	519
Comprehensive loss attributable to Digital Turbine, Inc.	$(22,829)	$(162,769)	$(49,198)	$(177,794)
Net loss per common share
Basic	$(0.24)	$(1.61)	$(0.49)	$(1.69)
Diluted	$(0.24)	$(1.61)	$(0.49)	$(1.69)
Weighted-average common shares outstanding
Basic	103,041	100,604	102,722	100,272
Diluted	103,041	100,604	102,722	100,272

Digital Turbine Reports Fiscal 2025 Second Quarter Financial Results
November 6, 2024

Digital Turbine, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(in thousands, except par value and share amounts)

	September 30, 2024	March 31, 2024
	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	$32,765	$33,605
Accounts receivable, net	191,612	191,015
Prepaid expenses	7,093	7,704
Other current assets	12,419	10,017
Total current assets	243,889	242,341
Property and equipment, net	48,159	45,782
Right-of-use assets	11,222	9,127
Intangible assets, net	285,848	313,505
Goodwill	221,059	220,072
Other non-current assets	34,309	34,713
TOTAL ASSETS	$844,486	$865,540

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$148,062	$159,200
Accrued revenue share	29,518	33,934
Accrued compensation	7,408	7,209
Other current liabilities	38,643	35,681
Total current liabilities	223,631	236,024
Long-term debt, net of debt issuance costs	407,620	383,490
Deferred tax liabilities, net	17,460	20,424
Other non-current liabilities	13,405	11,670
Total liabilities	662,116	651,608
Commitments and contingencies
Stockholders’ equity
Preferred stock
Series A convertible preferred stock at $0.0001 par value; 2,000,000 shares authorized, 100,000 issued and outstanding (liquidation preference of $1)	100	100
Common stock
$0.0001 par value: 200,000,000 shares authorized; 104,279,577 issued and 103,521,452 outstanding at September 30, 2024; 102,877,057 issued and 102,118,932 outstanding at March 31, 2024	10	10
Additional paid-in capital	875,827	858,191
Treasury stock (758,125 shares at September 30, 2024 and March 31, 2024)	(71)	(71)
Accumulated other comprehensive loss	(48,011)	(48,955)
Accumulated deficit	(645,485)	(595,343)
Total stockholders’ equity	182,370	213,932
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$844,486	$865,540

Digital Turbine Reports Fiscal 2025 Second Quarter Financial Results
November 6, 2024

Digital Turbine, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(Unaudited)
(in thousands)

	Three months ended September 30,
	2024	2023
Cash flows from operating activities:
Net (loss) income	$(24,986)	$(161,482)
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	19,352	20,668
Non-cash interest expense	456	(147)
Allowance for credit losses	1,084	475
Stock-based compensation expense	8,999	9,016
Change in estimate of remaining contingent consideration	(200)	(372)
Right-of-use asset	(2,304)	1,173
Foreign exchange transaction loss	976	2,106
Impairment of goodwill	—	147,181
(Increase) decrease in assets:
Accounts receivable, gross	3,183	8,102
Prepaid expenses	(161)	(334)
Other current assets	(451)	—
Other non-current assets	(96)	(2,566)
Increase (decrease) in liabilities:
Accounts payable	(20,435)	1,663
Accrued revenue share	3,025	5,350
Accrued compensation	434	(1,906)
Other current liabilities	2,079	11,808
Deferred income taxes	(1,035)	(12,351)
Other non-current liabilities	1,361	(930)
Net cash provided by (used in) operating activities	(8,719)	27,454
Cash flows from investing activities
Capital expenditures	(7,477)	(7,001)
Net cash used in investing activities	(7,477)	(7,001)
Cash flows from financing activities
Proceeds from borrowings	21,000	12,000
Payment of debt issuance costs	(1,561)	—
Repayment of debt obligations	(6,000)	(34,136)
Acquisition of non-controlling interest in consolidated subsidiaries	—	—
Payment of withholding taxes for net share settlement of equity awards	(112)	(106)
Options exercised	79	1,998
Net cash provided by (used in) financing activities	13,406	(20,244)
Effect of exchange rate changes on cash and cash equivalents and restricted cash	(174)	(629)
Net change in cash and cash equivalents and restricted cash	(2,964)	(420)
Cash and cash equivalents and restricted cash, beginning of period	35,729	59,069
Cash and cash equivalents and restricted cash, end of period	$32,765	$58,649

Digital Turbine Reports Fiscal 2025 Second Quarter Financial Results
November 6, 2024

REVENUE BY SEGMENT
(in thousands)
(Unaudited)

	Three months ended September 30,
	2024	2023	% Change
On Device Solutions	$82,414	$99,060	(17)%
App Growth Platform	37,346	46,183	(19)%
Elimination	(1,032)	(1,984)	(48)%
Consolidated	$118,728	$143,259	(17)%

GAAP (LOSS) INCOME FROM OPERATIONS TO NON-GAAP GROSS PROFIT
(in thousands)
(Unaudited)

	Three months ended September 30,
	2024	2023
Net revenue	$118,728	$143,259
(Loss) income from operations	(13,542)	(152,617)
Add-back items:
Product development	9,433	14,037
Sales and marketing	15,887	15,537
General and administrative	42,176	41,385
Depreciation of software included in other direct costs of revenue	51	1,509
Impairment of goodwill	—	147,181
Non-GAAP gross profit	$54,005	$67,032
Non-GAAP gross profit percentage	45%	47%

GAAP NET (LOSS) INCOME TO NON-GAAP ADJUSTED NET INCOME
(in thousands)
(Unaudited)

	Three months ended September 30,
	2024	2023
Net (loss) income	$(24,986)	(161,482)
Add-back items:
Stock-based compensation expense	8,999	9,016
Amortization of intangibles	13,505	16,157
Change in fair value of contingent consideration	(200)	(372)
Tax adjustment (1)	7,200	—
Business transformation costs	237	2,528
Transaction-related expenses	—	79
Severance costs	268	809
Impairment of goodwill	—	147,181
Non-GAAP adjusted net income	$5,023	$13,916
Non-GAAP adjusted net income per common share	$0.05	$0.13
Weighted-average common shares outstanding, diluted	105,345	103,428
(1) Valuation allowance

Digital Turbine Reports Fiscal 2025 Second Quarter Financial Results
November 6, 2024

GAAP NET (LOSS) INCOME TO NON-GAAP ADJUSTED EBITDA
(in thousands)
(Unaudited)

	Three months ended September 30,
	2024	2023
Net (loss) income	$(24,986)	$(161,482)
Add-back items:
Stock-based compensation expense	8,999	9,016
Depreciation and amortization	19,352	20,668
Interest expense, net	9,232	7,844
Other income (expense), net	36	—
Change in fair value of contingent consideration	(200)	(372)
Business transformation costs	237	2,528
Foreign exchange transaction (gain) loss	976	2,106
Income tax provision (benefit)	1,400	(713)
Transaction-related expenses	—	79
Severance costs	268	809
Impairment of goodwill	—	147,181
Non-GAAP adjusted EBITDA	$15,314	$27,664

GAAP CASH FLOW FROM OPERATING ACTIVITIES TO NON-GAAP FREE CASH FLOW
(in thousands)
(Unaudited)

	Three months ended September 30,
	2024	2023
Net cash provided by (used in) operating activities	$(8,719)	$27,454
Capital expenditures	(7,477)	(7,001)
Transaction-related expenses	—	79
Severance costs	268	809
Business transformation costs	237	2,528
Non-GAAP free cash flow provided (used) by operations	$(15,691)	$23,869